Exhibit 10.4
PURCHASE AGREEMENT
     THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 24th day of February, 2009 by and among Oculus Innovative Sciences, Inc., a Delaware corporation (the “Company”), and the Investors listed on Schedule A (each, an “Investor”).
Recitals
     WHEREAS, the Company, Robert Burlingame and Seamus Burlingame wish to terminate the Purchase Agreements they entered into on January 26, 2009 from the beginning as though those Purchase Agreements they entered into never occurred; and
     WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended; and
     WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, upon the terms and conditions stated in this Agreement, (i) an aggregate of 2,564,103 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $1.17 per share, (ii) Warrants to purchase Common Stock as further described below;
     NOW THEREFORE, In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.
“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
“Securities” means the Shares, the Warrants and the Warrant Shares.
“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.
“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
2.1 Voiding of Purchase Agreements dated January 26, 2009. Robert Burlingame and Seamus Burlingame agree with the Company to terminate the Purchase Agreements dated January 26, 2009 from the beginning as though those Purchase Agreements had not been entered into. Any actions taken by the Company, Robert Burlingame or Seamus Burlingame are hereby voided and rescinded so that each party is reset back to its position prior to entering into the Purchase Agreements dated January 26, 2009.
2.2 Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, on each Closing Date, the Investor shall purchase, and the Company shall sell and issue to the Investor, the Shares and Warrants in the amounts set forth below. If there is more than one Investor, such Investors will participate pro rata in the following amounts as established on Schedule A and, in such case, each reference to “Investor” should be interpreted to mean the Investors listed on Schedule A.
The Investor will pay:
•	$1,000,000 on February 24, 2009 the receipt of which is hereby acknowledged; and

•	$2,000,000 no later than August 1, 2009.
The Company will issue to the Investor or the Investor’s designee a total of 2,564,103 shares of Common Stock in two tranches pro rata to the investment amounts paid by the Investor on each date the Investor provides funds to the Company (each a “Closing Date”).
The Company will issue to the Investor Series A Warrants, in substantially the same form as Exhibit A, to purchase a total of 1,500,000 shares of Common Stock pro rata to the number of shares of Common Stock issued on each Closing Date at an exercise price of $1.87 per share. The Series A Warrants shall be exercisable after six months and will have a five year term. The Series A Warrants will also have a cashless feature in the event the shares of Common Stock underlying the Series A Warrants are not registered. The Company will issue the Series A Warrants in two tranches pro rata to the investment amounts paid by the Investor.
The Company will issue to the Investor Series B Warrants, in substantially the same form as Exhibit B, to purchase a total of 2,000,000 shares of Common Stock pro rata to the number of shares of Common Stock issued on each Closing Date at an exercise price of $1.13 per share. The Series B Warrants shall be exercisable after six months and will have a three year term. For every two shares of Common Stock the Investor purchases upon exercise of a Series B Warrant, the Investor will receive an additional Series C Warrant, in substantially the same form as Exhibit C, to purchase one share of Common Stock. The Series C Warrant shall be exercisable after six months and will have an exercise price of $1.94 and a five year term. The Company will only be obligated to issue Series C Warrants to purchase up to 1,000,000 shares of Common Stock.
Each warrant will have a prohibition on exercise in the event that the holder of such warrant would beneficially own over 9.99% of the Company’s stock. Additionally, each warrant will contain a provision that prohibits exercise in the event that exercise will permit a “change of control” as that term is interpreted by the applicable rules and interpretations of any market on which the Company’s securities trade.
3. Closing. On each Closing Date, once the Company receives the designated payment in full and confirms that the other conditions to closing specified herein have been satisfied or duly waived by the Investor, the Company shall deliver to the Investor, a certificate or certificates, registered in such name or names as the Investor may designate, representing the Shares and the Series A and Series B Warrants. Each Closing of the purchase and sale of the Shares and Warrants shall take place at the Company’s headquarters, 1129 North McDowell Blvd., Petaluma, California 94954, or at such other location and on such other date as the Company and the Investor shall mutually agree.
4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor the following:
4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.
4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.
4.3 Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.
4.4 Delivery of SEC Filings; Business. The Company has made available to the Investor, through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2008 (the “10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company is engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.
4.5 Use of Proceeds. The net proceeds of the sale of the Shares and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes.

4.6 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.
4.7 Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.
5. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:
5.1 Organization and Existence. The Investor is a validly existing corporation and has all requisite corporate power and authority to invest in the Securities pursuant to this Agreement.
5.2 Authorization. The execution, delivery and performance by the Investor of the Transaction Documents to which the Investor is a party have been duly authorized and will constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.
5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time. The Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.
5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.
5.5 Disclosure of Information. The Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges that true and complete copies of the Company’s SEC Filings have been made available to the Investor through the EDGAR system. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.
5.6 Restricted Securities. The Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.
5.7 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:
(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE

REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY. THAT SUCH REGISTRATION IS NOT REQUIRED.”
(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.
5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.
5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.
5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.
5.11 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither the Investor nor any Affiliate of the Investor which (a) had knowledge of the transactions contemplated hereby, (b) has or shares discretion relating to the Investor’s investments or trading or information concerning the Investor’s investments, including in respect of the Securities, or (c) is subject to the Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). The Investor agrees that, prior to the termination of this Agreement, the Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. The Investor acknowledges that the representations, warranties and covenants contained in this Section 5.11 are being made for the benefit of the Investor as well as the Company.
5.12 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to in reliance upon specific exemptions from the registration requirements of the 1933 Act, the rules and regulations promulgated thereunder and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.
5.13 Investment Decision. The Investor understands that nothing in the Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
5.14 Risk of Loss. The Investor understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Investor’s investment, and the Investor has full cognizance of and understands all of the risk factors related to the Investor’s purchase of the Securities, including, but not limited to, those set forth under or incorporated by reference under the caption “Risk Factors” in the SEC Filings. The Investor understands that the market price of the Common Stock can fluctuate and that no representation is being made as to the future value of the Common Stock.

5.15 No Government Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.
5.16 Residency. The Investor’s principal executive office is in the jurisdiction set forth immediately below the Investor’s name on the signature page attached hereto.
6. Conditions to Closing.
6.1 Conditions to the Investors’ Obligations. The obligation of the Investor to purchase the Shares and the Warrants at the Closing is subject to the fulfillment to the Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investor:
(a) The Company shall have delivered a Certificate or Certificates representing the number of shares of Common Stock to be issued.
(b) The Company shall have delivered the Series A and Series B warrants.
6.2 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares and the Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
(a) The Investor shall have delivered the investment amount described in Section 2 to the Company.
(b) The Investor shall have designated the number of shares of Common Stock to be represented on each Certificate and provided the tax identification number, delivery address and any other information the Company may reasonably request to issue the Certificates.
7. Covenants and Agreements of the Company.
7.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.
7.2 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investor under the Transaction Documents.
7.3 Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.
8. Miscellaneous.
8.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and transmitted via facsimile or by .pdf (portable document format) via electronic mail, each of which shall be deemed an original.
8.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
8.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:
If to the Company:
Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and General Counsel
Fax: (707) 283-0551
With a copy to:
Trombly Business Law
1320 Centre Street, Suite 202
Newton, MA 02459
Attention: Amy Trombly
Fax: (617) 243-0066
If to the Investor:
To the Address listed on Schedule A
8.5 Expenses. Each of the parties hereto shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and other experts. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.
8.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any

Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.
8.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
8.8 Entire Agreement. This Agreement, including the Exhibits, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.
8.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
8.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
[signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.
By:	/s/ Hojabr Alimi
Hojabr Alimi
President, Chief Executive Officer and Chairman of the Board

By:	/s/ Robert C. Burlingame
Robert C. Burlingame

By:	/s/ Seamus P. Burlingame
Seamus P. Burlingame

SCHEDULE A

EXHIBIT A TO THE PURCHASE AGREEMENT
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
OCULUS INNOVATIVE SCIENCES, INC.
Form of Series A Warrants for the Purchase
of
Shares of Common Stock, Par Value $0.0001 per Share
No.       Issue Date:
     THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received, ___(the “Holder”) is entitled to subscribe for, and purchase from, OCULUS INNOVATIVE SCIENCES, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until five years after the Issue Date (the “Exercise Period”), up to an aggregate of ___shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $1.87 per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.
     As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

          1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1129 North McDowell Blvd., Petaluma, California 94954, or at such other place as is designated in writing by the Company, of:
     (i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;
     (ii) this Warrant; and
     (iii) subject to Section 1(c) below, payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.
          (b) As used herein:
     (i) “Fair Market Value” of a security shall mean, on any given day, the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed on such day, or, if there has been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day such security is not so listed, the average of the representative bid and asked prices quoted on the over-the-counter bulletin board (the “OTCBB”) as of 4:00 P.M., New York time, or, if on such day such security is not quoted on the OTCBB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the Pink Sheet, LLC, or any similar successor organization. If at any time such security is not listed on any securities exchange or quoted on the OTCBB or the over-the-counter market, the “Fair Market Value” shall be as determined by the Board of Directors of the Company in good faith, absent manifest error.
          (c) Cashless Exercise. If at any time six months after the date of the issuance of this Warrant there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised only at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, a certificate for the number of Warrant Shares equal to the number as is computed using the following formula:

X =	Y (A-B)
A
where

X = the number of Warrant Shares to be issued to the Holder pursuant to this Warrant.
Y = the number of Warrant Shares covered by this Warrant with respect to which the cashless exercise election is made pursuant to this Section 1(c).
A = the Fair Market Value (as defined above) of one Warrant Share.
B = the Exercise Price in effect at the time the cashless exercise election is made pursuant to this Section 1(c).
     (d) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.
     (e) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.
     2. The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:
     (a) If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
     (b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such

Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
     (c) All calculations under this Section 2 shall be made to the nearest cent.
     (d) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share.
     (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price.
     3. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
     4. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.
     5. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.
     6. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the The Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.
     7. (a) The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

          (b) No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.
     8. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:
if to the Company:
Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and
General Counsel
Fax: (707) 283-0551

if to the Holder: As set forth in the Warrant Register of the Company.
               The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.
     9. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.
     10. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.
     11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.
     12. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.
     13. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

     14. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.
     15. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     16. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.
     17. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.
[signature page follows]

Dated as of: OCULUS INNOVATIVE SCIENCES, INC.
By:
Name:
Title:

[Seal]

Secretary

EXHIBIT A
ELECTION TO PURCHASE
     The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:
PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant Shares

ISSUE TO:	(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:	(Name)

(Address, Including Zip Code)
     In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby either (A) tenders payment of $        by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box) or (B) hereby provides notice to the Company that the undersigned is exercising this Warrant pursuant to the Cashless Exercise set forth in Section 1(c) of the Warrant. If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:	(Please Print)

Address:

Signature:                                          DATED:                     , 20
(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

EXHIBIT B TO THE PURCHASE AGREEMENT
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
OCULUS INNOVATIVE SCIENCES, INC.
Form of Series B Warrants for the Purchase
of
Shares of Common Stock, Par Value $0.0001 per Share
No.
Issue Date:
     THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,       (the “Holder”) is entitled to subscribe for, and purchase from, OCULUS INNOVATIVE SCIENCES, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until three years after the Issue Date (the “Exercise Period”), up to an aggregate of                  shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $1.13 per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.
     As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

          1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1129 North McDowell Blvd., Petaluma, California 94954, or at such other place as is designated in writing by the Company, of:
     (i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;
     (ii) this Warrant; and
     (iii) payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.
     (b) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.
     (c) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.
     2. The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:
     (a) If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

     (b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
     (c) All calculations under this Section 2 shall be made to the nearest cent.
     (d) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share.
     (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price.
     3. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED

WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
     4. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.
     5. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.
     6. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the The Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

     7. (a) The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.
          (b) No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.
     8. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:
if to the Company:
Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and
General Counsel
Fax: (707) 283-0551

if to the Holder: As set forth in the Warrant Register of the Company.
               The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.
     9. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.
     10. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.
     11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

     12. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.
     13. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.
     14. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.
     15. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     16. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.
     17. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.
[signature page follows]

Dated as of: OCULUS INNOVATIVE SCIENCES, INC.
By:
Name:
Title:

[Seal]

Secretary

EXHIBIT A
ELECTION TO PURCHASE
     The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:
PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant Shares

ISSUE TO:	(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:	(Name)

(Address, Including Zip Code)
     In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby tenders payment of $        by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box). If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:	(Please Print)

Address:

Signature:                                          DATED:                     , 20
(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:

EXHIBIT C TO THE PURCHASE AGREEMENT
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
OCULUS INNOVATIVE SCIENCES, INC.
Form of Series C Warrants for the Purchase
of
Shares of Common Stock, Par Value $0.0001 per Share
No.
Issue Date:
     THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,                      (the “Holder”) is entitled to subscribe for, and purchase from, OCULUS INNOVATIVE SCIENCES, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until five years after the Issue Date (the “Exercise Period”), up to an aggregate of                                 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $1.94 per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.
     As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”

          1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1129 North McDowell Blvd., Petaluma, California 94954, or at such other place as is designated in writing by the Company, of:
     (i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;
     (ii) this Warrant; and
     (iii) payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.
     (b) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.
     (c) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.
     2. The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:
     (a) If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

     (b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
     (c) All calculations under this Section 2 shall be made to the nearest cent.
     (d) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share.
     (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price.
     3. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED

WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
     4. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.
     5. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.
     6. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the The Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

     7. (a) The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.
          (b) No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.
     8. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:
if to the Company:
Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and
General Counsel
Fax: (707) 283-0551

if to the Holder: As set forth in the Warrant Register of the Company.
               The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.
     9. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.
     10. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.
     11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.

     12. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.
     13. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.
     14. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.
     15. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     16. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.
     17. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.
[signature page follows]

Dated as of: OCULUS INNOVATIVE SCIENCES, INC.
By:
Name:
Title:

[Seal]

Secretary

EXHIBIT A
ELECTION TO PURCHASE
     The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:
PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant Shares

ISSUE TO:	(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:	(Name)

(Address, Including Zip Code)
In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby tenders payment of $        by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box). If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:	(Please Print)

Address:
Signature:                                                DATED:                     , 20

(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed: